UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
February 17, 2009
Date of Report (Date of earliest event reported)
Medicis Pharmaceutical Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-14471	52-1574808
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification Number)
7720 North Dobson Road
Scottsdale, Arizona 85256
(Address of principal executive offices) (Zip Code)
(602) 808-8800
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01 Exhibits
SIGNATURES
EX-3.2

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On February 17, 2009, the Board of Directors (the “Board”) of Medicis Pharmaceutical Corporation (the “Company”) adopted and approved, effective February 17, 2009, the Amended and Restated By-Laws of the Company (the “By-Laws”). The By-Laws amend the advance notice provisions for stockholder proposals and nominations and actions by written consent and were made to ensure such provisions are clear and unambiguous in light of recent Delaware case law developments. Specifically, the By-Laws include the following revisions:
•	revised procedures for stockholders to act by written consent under Section 8. Stockholders who wish to act by written consent must first request that the Board fix a record date to determine the stockholders entitled to take such action. The By-Laws provide that such request must contain certain information about the stockholder, including the stockholder’s ownership interests in the Company, a description of the action to be taken, including the stockholder’s interest in such action, and a description of any agreements, arrangements and understandings between the stockholder, any beneficial owner and any other person or entity in connection with the request or such action. The By-Laws require the stockholder requesting to act by written consent to update and supplement the information provided to the Company in the request and demand; and

•	revised advance notice requirements for stockholder proposals of business and nominations for the Board under Section 11. The revisions clarify that the requirements set forth in Section 11 of the By-Laws apply to all stockholder proposals and director nominations by stockholders and are the exclusive means for stockholders to submit such matters, other than proposals and nominations governed by Rule 14a-8 under the Securities Exchange Act of 1934, as amended (which provides certain procedural requirements). The revised Section 11 requires stockholders to disclose all ownership interests in the Company in light of increased use by investors of derivative instruments that are not reflected in an investor’s beneficial ownership of the Company’s securities. In addition, a stockholder proponent must disclose all agreements, arrangements and understandings between such stockholder and any other person with respect to business being proposed or nominations for election to the Board. The stockholder proponent is further required to update and supplement the information provided to the Company in the notice.
     The foregoing description of the By-Laws is qualified in its entirety by reference to the full text of the By-Laws, a copy of which is attached as Exhibit 3.2 hereto and incorporated herein by reference.
Item 9.01 Exhibits.
     (d) Exhibits
3.2	Amended and Restated By-Laws of the Company (as amended and restated February 17, 2009).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 19, 2009	By:	/s/ Jason D. Hanson
Jason D. Hanson
Executive Vice President, General Counsel and Corporate Secretary

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